UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ondas Holdings Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 8, 2025

Ondas Holdings Inc.

One Marina Park Drive, Suite 1410

Boston, Massachusetts 02210

October [   ], 2025

Dear Fellow Ondas Stockholder:

On behalf of the Board of Directors of Ondas Holdings Inc., a Nevada corporation (“Ondas”, the “Company”, “we”, “us” or “our”), we invite you to join us at a special meeting of stockholders of the Company, which will be held on [ ], 2025 at [10:00] a.m., Eastern time, at One Marina Park Drive, Suite 1410, Boston, MA 02210 (the “Special Meeting”).

The accompanying Notice of Special Meeting and Proxy Statement describes the specific matters to be voted upon at the Special Meeting. Whether you own a few or many shares of Ondas stock and whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented at the Special Meeting. Your vote is important and we ask that you please cast your vote as soon as possible.

The Board of Directors recommends that you vote FOR the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and FOR the approval of an amendment to the Ondas Holdings Inc. 2021 Stock Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan. Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the Special Meeting.

Sincerely,

Eric A. Brock
Chairman, Chief Executive Officer and President
Ondas Holdings Inc.

Ondas Holdings Inc.
One Marina Park Drive, Suite 1410
Boston, Massachusetts 02210

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

To Stockholders of Ondas Holdings Inc.:

A Special Meeting of Stockholders (the “Special Meeting”) of Ondas Holdings Inc. will be held on [ ], 2025 at [10:00] a.m., Eastern time, at One Marina Park Drive, Suite 1410, Boston, MA 02210. The purpose of the Special Meeting is to consider and vote upon the following proposals:

1.	Charter Amendment Proposal - a proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 400,000,000 to 800,000,000;

2.	Incentive Plan Amendment Proposal - a proposal to approve an amendment to the 2021 Stock Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan; and

3.	To transact any other business that is properly presented at the Special Meeting or any adjournments or postponements of the Special Meeting.

The close of business on October 8, 2025 has been fixed as the record date for the Special Meeting (the “Record Date”). Only holders of record of Ondas Holdings Inc. common stock on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements of the Special Meeting.

We cordially invite you to attend the Special Meeting in person. Even if you plan to attend the Special Meeting, we ask that you please cast your vote as soon as possible. As more fully described in the accompanying proxy statement, you may revoke your proxy and reclaim your right to vote at any time prior to its use.

Sincerely,

Neil Laird
Chief Financial Officer,
Treasurer, and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [  ], 2025

The accompanying proxy statement is available at https://web.viewproxy.com/OndasHoldings/2025SM.

PROXY STATEMENT

i

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of Ondas Holdings Inc. (“Ondas” or the “Company,” or “we,” “us,” and “our”) for use at our Special Meeting of Stockholders (“Special Meeting”). Our Special Meeting will be held on [ ], 2025 at [10:00] a.m., Eastern time, at One Marina Park Drive, Suite 1410, Boston, MA 02210. If you will need directions to the Special Meeting, or if you require special assistance at the Special Meeting because of a disability, please contact Preston Grimes at (888) 350-9994.

The close of business on October 8, 2025 has been fixed as the record date for the Special Meeting (the “Record Date”). Only holders of record of shares of Ondas common stock, par value of $0.0001 per share (“Common Stock”), on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements of the Special Meeting. As of the Record Date, there were 349,168,983 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. This proxy statement and form of proxy are first being mailed to stockholders on or about October [ ], 2025.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

The Special Meeting will be held to consider and vote upon the following proposals:

1.	Charter Amendment Proposal - a proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 400,000,000 to 800,000,000;

2.	Incentive Plan Amendment Proposal - a proposal to approve an amendment to the 2021 Stock Incentive Plan, as amended (the “2021 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan; and

3.	To transact any other business that is properly presented at the Special Meeting or any adjournments or postponements of the Special Meeting.

How can I attend the Special Meeting?

You are entitled to attend the Special Meeting only if you were an Ondas stockholder as of the Record Date or you hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the Special Meeting, please cast your vote as soon as possible.

What are the voting rights of Ondas stockholders?

Each stockholder of Common Stock is entitled to one vote per share on each matter properly presented at the Special Meeting for each share of Common Stock owned by that stockholder on the Record Date.

What constitutes a quorum?

The holders of a majority of the shares of stock, issued and outstanding and entitled to vote, shall be present in person or represented by proxy in order to constitute a quorum for the Special Meeting. If you submit a properly executed proxy or voting instruction card or properly cast your vote via the Internet or telephone, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal. Under Nevada law, we also will consider as present for purposes of determining whether a quorum exists any shares represented by “broker non-votes.”

What are “broker non-votes?”

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares in its discretion. Under applicable exchange rules, the Incentive Plan Proposal is a non-routine proposal, and as such a broker does not have the discretion to vote on such proposal if such broker has not received instructions from the beneficial owner of the shares represented. The Charter Amendment Proposal is a routine proposals, and as such a broker does have discretion to vote on the Charter Amendment Proposal.

Will my shares be voted if I do not provide my proxy?

If your shares are held by a brokerage firm and you do not provide the firm specific voting instructions, such firm will not have the authority to vote your shares for the Incentive Plan Proposal and your shares will not be voted, and will be considered “broker non-votes,” with respect to this proposal to be presented at the Special Meeting. Therefore, we urge you to provide voting instructions so that your shares will be voted. If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the Special Meeting.

How do I vote?

Ondas stockholders of record on October 8, 2025 may submit their proxies as follows:

●	Through the Internet, by visiting the website established for that purpose at https://AALvote.com/ONDSSM by 11:59 p.m. Eastern Time on [ ], 2025 and following the instructions;

●

By telephone, by calling the toll-free number 1 (866) 402-3905 in the United States, Canada, or Puerto Rico on a touch-tone phone by 11:59 p.m. Eastern Time on [ ], 2025 and following the recorded instructions; or

●	By mail, by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope provided or returning it pursuant to the instructions provided in the proxy card.

If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

To vote in person:

●	If you are a registered holder, attend our Special Meeting, bring valid photo identification, and deliver your completed proxy card or ballot in person; or

●	If you hold your shares in “street name,” attend our Special Meeting, bring valid photo identification, and obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date via the Internet, by telephone, by signing and mailing a new proxy card with a later date, or by attending the Special Meeting and voting in person (only your latest proxy submitted prior to the Special Meeting will be counted). However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.

What vote is required to approve each proposal at the Special Meeting?

Proposal 1 - Charter Amendment Proposal.

The vote required to approve the Charter Amendment Proposal is a majority in voting power of the issued and outstanding Common Stock as of the Record Date. Abstentions will have the effect of a vote against the Charter Amendment Proposal.

Proposal 2 - Incentive Plan Amendment Proposal.

The vote required to approve the Incentive Plan Amendment Proposal is a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the Incentive Plan Amendment Proposal.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

●	FOR Proposal 1: the Charter Amendment Proposal; and

●	FOR Proposal 2: the Incentive Plan Amendment Proposal.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your voting instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares in accordance with the recommendations of the Board, as set forth above.

With respect to any other proposal that properly comes before the Special Meeting, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. Ondas has engaged Alliance Advisors, LLC to assist it in the distribution and solicitation of proxies at a fee of $[ ], plus expenses. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

Whom should I call with questions?

If you have additional questions about the Special Meeting, you should contact:

Ondas Holdings Inc.
One Marina Park Drive, Suite 1410
Boston, Massachusetts 02210
Attention: Investor Relations
Phone Number: (888) 350-9994
E-mail Address: inquiries@ondas.com

If you would like additional copies of this proxy statement or you need assistance voting your shares, you should contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Phone Number: (855) 325-6668 (Toll Free in U.S.)
Email: ONDS@allianceadvisors.com
Website: www.allianceadvisors.com

EXECUTIVE COMPENSATION

Executive and Director Compensation

Summary Compensation Table

The following table provides the compensation earned by our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Eric A. Brock(1)	2024	$200,000	$-	$-		$-	$-	$-	$19,288	$219,288
(CEO)	2023	$200,000	$-	$-		$-	$-	$-	$22,318	$222,318
Neil Laird(2) (Interim CFO, Treasurer and Secretary)	2024	$-	$-	$15,578	(3)	$-	$-	$-	$253,333	$268,911
Yishay Curelaru(4)	2024	$117,604	$60,819	$-		$58,300	$-	$-	$84,150	$320,873
(Former CFO, Treasurer and Secretary)	2023	$171,181	$55,025	$-		$288,750	$-	$-	$72,113	$587,069

(1)	Mr. Brock’s All Other Compensation for 2024 and 2023 includes health insurance premiums paid on Mr. Brock’s behalf.
(2)	Mr. Laird was appointed as Interim Chief Financial Officer, Treasurer and Secretary of the Company on June 21, 2024, pursuant to the Services Agreement (as defined below) with AM Consulting. All Other Compensation for 2024 includes consulting fees incurred for Mr. Laird’s services from June 21, 2024 through December 31, 2024.
(3)	Pursuant to the Services Agreement, Mr. Laird was issued warrants to purchase shares of Common Stock pursuant to the Ondas Holdings Inc. 2018 Incentive Stock Plan (the “2018 Plan”). The warrants vest in four equal quarterly installments with the first vesting date commenced on September 21, 2024.
(4)	Mr. Curelaru served as Chief Financial Officer, Treasurer and Secretary of the Company from September 19, 2023 to June 21, 2024. Mr. Curelaru continues to serve as Chief Financial Officer of the Company’s subsidiary, Airobotics Ltd. All Other Compensation for 2024 includes (i) post-employment benefits paid to various social benefit funds on Mr. Curelaru’s behalf totaling $54,564, including payments for social security of $11,099, pension of 12,652, severance of 16,214 and education fund of $14,598, (ii) a car allowance of $28,796, and (iii) recreational payments of $791. All Other Compensation for 2023 includes post-employment benefits paid on Mr. Curelaru’s behalf totaling $42,727 and other fringe benefits totaling $29,386.

Policies and Practices Related to the Grant of Certain Equity Awards.

We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. While we do not have a formal policy with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments to our NEOs, historically, including during fiscal 2024, our Compensation Committee has not granted such awards. In certain circumstances, including the hiring or promotion of an officer, the Compensation Committee may approve grants to be effective at other times.

Outstanding Equity Awards at Fiscal Year End

The following table provides the outstanding equity awards for our principal executive officer and other executive officers as of the year ended December 31, 2024 and 2023.

	Option Awards							Stock Awards
Name and Principal Position	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested(1) (#)
Eric A. Brock(2)	-	-	-		-	-	-	-		-
(CEO)
Neil Laird	06/21/2024	-	-		-	-	-	22,727	(3)	$7,789
(Interim CFO, Treasurer and Secretary)
Yishay Curelaru	09/13/2021	17,614	-		-	$0.44	09/13/2031	-		-
(Former CFO, Treasurer and Secretary)	09/13/2021	20,958	4,837	(4)	-	$22.00	09/13/2031
	09/13/2021	41,917	9,674	(5)	-	$11.00	09/13/2031
	03/16/2023	164,062	210,938	(6)		$1.46	03/16/2033
	04/08/2024	-	100,000	(7)		$1.07	04/08/2034

(1)	Market value is calculated by multiplying the closing market price of the Company’s Common Stock at the end of the last completed fiscal year by the number of shares or units of stock.
(2)	As of December 31, 2024, Mr. Brock had no outstanding equity awards.
(3)	Mr. Laird was issued a warrant to purchase 45,455 shares of Common Stock on June 21, 2024. The warrant vests in four equal quarterly installments with the first vesting date commenced on September 21, 2024 and has an exercise price of $0.66. The amount reflected in this table represents the unvested portion of the warrant as of December 31, 2024. Mr. Laird has not exercised the vested portion of the warrant as of December 31, 2024.
(4)	The stock option vests in sixteen equal quarterly installments with the first vesting date commenced on December 13, 2021.
(5)	The stock option vests in sixteen equal quarterly installments with the first vesting date commenced on December 13, 2021.
(6)	The stock option vests (i) 25% on March 16, 2024 and (ii) the remaining 75% in thirty-six equal monthly installments thereafter.
(7)	The stock option vests (i) 25% on April 8, 2024 and (ii) the remaining 75% in thirty-six equal monthly installments thereafter.

Employment Agreements with Executive Officers

Eric Brock

Eric Brock serves as our Chief Executive Officer pursuant to an employment agreement entered into on September 28, 2018 (the “Brock Agreement”). The Brock Agreement provides for a continuous term and may be terminated by either party at any time. Pursuant to the Brock agreement, Mr. Brock will receive an initial salary of $200,000 per annum, subject to annual review by our Board. Mr. Brock is eligible to participate in benefit plans generally available to our employees. During 2020, in response to COVID-19 employee furloughs, Mr. Brock accepted a pay reduction of 90% for the period from March 21 to May 19, 2020 and a 35% pay reduction from May 20 to December 15, 2020. Mr. Brock’s salary was returned to 100% effective December 16, 2020. On May 14, 2025, the Company’s Compensation Committee approved an annual salary for Mr. Brock of $400,000 (effective April 1, 2025) and a discretionary bonus of $50,000.

As part of the terms of the Brock Agreement, Mr. Brock entered into an Employment, Non-Competition, Confidential Information and Intellectual Property Assignment Agreement (the “Supplemental Agreement”). As part of the Supplemental Agreement, Mr. Brock agreed (i) not to engage in Competitive Business (as defined in the Supplemental Agreement) during his term of employment with us and for a period of 12 months following termination; (ii) not to disclose Confidential Information (as defined in the Supplemental Agreement), subject to certain customary carve-outs; and (iii) to assign to the Company any Intellectual Property (as defined in the Supplemental Agreement) developed using the Company’s resources or related to the Company’s business within the scope of and during the period of employment.

Mr. Brock is entitled to severance compensation from the Company if his employment is terminated (i) without cause or (ii) due to “constructive termination” or (iii) due to disability, with these causes of termination being defined in the Brock Agreement. The severance compensation would consist of (i) accrued and vested benefits, and (ii) continued payment of the executive base salary and benefits as follows: (i) for a period of six (6) months following Mr. Brock’s separation.

Neil Laird

Neil Laird serves as our Interim Chief Financial Officer, Treasurer and Secretary pursuant to an services agreement with AM Consulting entered into on June 21, 2024 (“Services Agreement”). Pursuant to the Services Agreement which AM Consulting agreed to provide the Company consulting services as set forth in a statement of work (“Statement of Work”). Pursuant to the Statement of Work, AM Consulting shall provide staff resources to perform chief financial officer services for (i) $40,000 per month and (ii) warrants to purchase 90,910 shares of Common Stock, at an exercise price of $0.66, pursuant to the 2018 Plan, including a warrant to purchase 45,455 shares of Common Stock to Mr. Laird. The Company elected not to provide for the automatic annual renewal of the Service Agreement and, on March 21, 2025 provided AM Consulting notice.

On June 20, 2025, the Board removed interim from Mr. Laird’s title and appointed Mr. Laird Chief Financial Officer (principal financial and accounting officer), Treasurer and Secretary of the Company, effective June 22, 2025.

On June 23, 2025, the Company entered into an employment agreement with Mr. Laird in connection with his appointment as Chief Financial Officer, Treasurer and Secretary of the Company, effective June 22, 2025 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Laird will be paid an annual base salary of $300,000 and will be eligible to participate in the benefits plan established for Company employees. Mr. Laird will also be (i) paid a one-time discretionary bonus of $50,000 to be paid on July 1, 2025, (ii) granted 100,000 shares of the Company’s common stock underlying time-based restricted stock units, which shall vest in eight successive equal quarterly installments, and (iii) granted non-qualified stock options to purchase 100,000 shares of the Company's common stock, which shall become exercisable in eight successive equal quarterly installments.

Pursuant to the Employment Agreement, Mr. Laird will be an at will employee of the Company. If (i) Mr. Laird is terminated by the Company without Cause (as defined in the Employment Agreement), (ii) Mr. Laird terminates his employment due to Constructive Termination (as defined in the Employment Agreement), or (iii) Mr. Laird's employment terminates as a result of his disability, the Company will provide Mr. Laird the following compensation: (a) Accrued Obligations (as defined in the Employment Agreement) through the date of termination and (b) reimbursement for all COBRA premium continuation payments for Mr. Laird and his eligible dependents for every benefit for which COBRA is applicable, for a period of six (6) months following the date of termination.

Additionally, if Mr. Laird is terminated in connection with a Change in Control (as defined in the Employment Agreement), the Company will provide Mr. Laird the following compensation: (i) Accrued Obligations (as defined in the Employment Agreement) through the date of termination, (ii) continued payment of base salary and plan benefits on a monthly basis for a period of six (6) months, following the date of termination, including reimbursement for all COBRA premium continuation payments for Mr. Laird and his eligible dependents for every benefit for which COBRA is applicable, for a period of six (6) months following the date of termination, and (iii) immediately accelerate vesting for all outstanding restricted stock units and stock options.

The payment of the severance payments described above are conditioned on Mr. Laird's continued compliance with the terms of the Employment Agreement and the IP Agreement (as defined in the Employment Agreement), and Mr. Laird executing, delivering to the Company and not revoking a general release and non-disparagement agreement. The Employment Agreement contains standard non-compete and non-solicitation provisions.

Yishay Curelaru

Yishay Curelaru served as our Chief Financial Officer, Treasurer and Secretary from September 18, 2023 to June 21, 2024 pursuant to an employment agreement entered into on November 28, 2017 by and between Mr. Curelaru and Airobotics, as amended on February 15, 2023 and September 27, 2023 (the “Curelaru Agreement”). Mr. Curelaru continues to serve as Chief Financial Officer of the Company’s subsidiary, Airobotics Ltd. The Curelaru Agreement provides for a continuous term and may be terminated by either party at any time. Pursuant to the Curelaru Agreement, Mr. Curelaru will receive an initial salary of NIS 720,000 (approximately $188,981 USD) per annum and a limit on the education fund of Mr. Curelaru’s gross salary amount, subject to annual review by our Board. Mr. Curelaru is eligible to participate in benefit plans generally available to our employees.

Mr. Curelaru is entitled to severance compensation from the Company if his employment is terminated (i) without cause or (ii) due to “constructive termination” or (iii) due to disability, with these causes of termination being defined in the Curelaru Agreement. The severance compensation would consist of continued payment of the executive base salary and benefits as follows: (i) for a period of six (6) months following Mr. Curelaru’s separation. If Mr. Curelaru is eligible to receive disability payments pursuant to a disability insurance policy paid for by Airobotics, Mr. Curelaru shall assign such benefits to Airobotics for all periods as to which Mr. Curelaru is receiving payment under Curelaru Agreement.

Director Compensation

On January 25, 2021, the Compensation Committee (the “Compensation Committee”) of the Board approved the Director Compensation Policy (the “Policy”). The Policy is applicable to all directors that are not employees or compensated consultants of the Company. Pursuant to the Policy, the cash compensation to non-employee directors will be the following: (i) quarterly board retainer - $2,500; (ii) additional Board Chair retainer - $2,000; (iii) additional Audit Committee Chair retainer - $2,000; (iv) additional Compensation Committee Chair retainer - $2,000; and (v) additional N&CG Committee Chair retainer - $1,000. Also, pursuant to the Policy, the annual equity award to non-employee directors will be restricted stock units representing $60,000. Also, pursuant to the Policy, non-employee directors will be reimbursed for reasonable out-of-pocket business expenses incurred in connection with business related to the Board. On August 11, 2025, the Company’s Compensation Committee approved the Amended and Restated Non-Employee Director Compensation Policy, which among other things, amends the current policy to increase the quarterly cash retainer to $12,500 and the value of annual restricted stock units to $100,000.

The table below reflects director compensation for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Richard M. Cohen	22,000	84,139	-	-	-	-	106,139
Randall P. Seidl	18,000	84,139	-	-	-	-	102,139
Jaspreet Sood	10,000	84,139	-	-	-	-	94,139

(1)	The amounts reflected in this column represent the aggregate grant date fair value of the awards made during each respective year, as computed in accordance with FASB ASC Topic 718. For additional information related to the measurement of stock-based compensation awards, see Note 10 of the accompanying Consolidated Financial Statements.

Equity Compensation Plan Information

The following table summarizes the equity compensation plans under which our securities may be issued as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
2018 Incentive Stock Plan(1)	345,581	$0.59	1,207,078
2021 Incentive Stock Plan(2)	3,572,851	$1.62	6,573,078
Equity compensation plans not approved by security holders	-	-	-

(1)	The 2018 Plan, was approved by stockholders in September 2018. The number of securities to be issued upon exercise of outstanding options, warrants and rights consist of 254,671 shares underlying outstanding options and 90,910 shares underlying outstanding warrants granted pursuant to the 2018 Incentive Stock Plan.
(2)	The 2021 Plan, was approved by stockholders in November 2021. Stockholders of the Company approved an amendment to the 2021 Plan to increase the number of shares of the Company’s Common Stock authorized for issuance under the 2021 Plan from 6,000,000 to 8,000,000 shares on October 31, 2023 and from 8,000,000 to 11,000,000 shares on November 18, 2024. The number of securities to be issued upon exercise of outstanding options, warrants and rights consist of 3,320,434 shares underlying outstanding options and 252,417 shares underlying outstanding restricted stock units granted pursuant to the 2021 Incentive Stock Plan.

On May 12, 2025, stockholders of the Company approved an amendment to the 2021 Plan to increase the number of shares of the Company’s Common Stock authorized for issuance under the 2021 Plan from 11,000,000 shares of Common Stock to 26,000,000 shares of Common Stock.

PAY VERSUS PERFORMANCE

Pay Versus Performance Disclosure

The following relationship between executive compensation and our Company’s financial performance information is provided in accordance with the requirements of Item 402(v) of Regulation S-K (the “Regulation”). The table below summarizes compensation values as previously reported in our “Executive Compensation-Summary Compensation Table”, as well as the adjusted values required and calculated based on the Regulation for our fiscal years ended December 31, 2024, 2023 and 2022.

Fiscal Year	Summary Compensation Table Total for PEO(1)(3)	Compensation Actually Paid to PEO(4)	Average Summary Compensation Table Total for Non-PEO NEO(2)(3)	Average Compensation Actually Paid to Non-PEO NEO(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Loss(6)
2024	$219,288	$219,288	$294,893	$485,441	$41.58	$(38,007,757)
2023	$222,318	$222,318	$353,762	$148,748	$16.40	$(44,844,872)
2022	$228,451	$228,451	$570,287	$283,329	$17.04	$(73,241,805)

(1)	During the fiscal years 2024, 2023 and 2022, the principal executive officer (the “PEO”) was Eric Brock.
(2)	During the fiscal year 2024, the Non-PEO Named Executive Officers (“Non-PEO NEO”) was Neil Laird and Yishay Curelaru. Mr. Laird was appointed as an executive officer of the Company on June 21, 2024. During the fiscal year 2023, the Non-PEO NEO was Yishay Curelaru, Derek Reisfield and Reese Mozer. Mr. Curelaru was appointed as an executive officer of the Company on September 19, 2023. Mr. Mozer was appointed as an executive officer of the Company on February 14, 2023. During the fiscal year 2022, the Non-PEO NEO was Derek Reisfield. Mr. Reisfield was appointed as an executive officer of the Company on December 10, 2021.
(3)	The Summary Compensation Table Total Table (the “SCT”) represents the total compensation for each corresponding year in the “Total” column of the Executive Compensation - Summary Compensation Table for the PEO and the Non-PEO NEO, as applicable.
(4)	Compensation Actually Paid (the “CAP”) represents the amount calculated pursuant to the Regulation required adjustments to the reported SCT. For further details see the CAP table below.
(5)	Total Shareholder Return (“TSR”) illustrates the value, as of the last day of the indicated fiscal year, of a hypothetical investment of $100 in our common stock on December 31, 2020. TSR is calculated by dividing the sum of the cumulative amount of dividends for the fiscal year, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the fiscal year, by our company’s share price at the beginning of the measurement period.
(6)	Represents the net loss reflected in our consolidated audited financial statements for the applicable year.

The following table represents the CAP calculation for the PEO and the NON-PEO NEO pursuant to the Regulation for the years ended December 31, 2024, 2023 and 2022.

Named Executive Officer	Fiscal Year	Summary Compensation Table Total	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid
PEO	2024	$219,288	$-	$-	$219,288
	2023	$222,318	$-	$-	$222,318
	2022	$228,451	$-	$-	$228,451
NON-PEO NEO	2024	$294,893	$(36,939)	$227,487	$485,441
	2023	$353,762	$(137,220)	$(67,794)	$148,748
	2022	$570,287	$(332,800)	$45,842	$283,329

(a)	The Reported Value of Equity Awards represents the average of the amounts reported in the “Option Awards” and “Stock Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The Equity Award Adjustments for each applicable year include the average addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid and Company TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the three fiscal year period from 2022 through 2024.

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s Net Loss over the three fiscal year period from 2022 through 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 8, 2025, the following table sets forth certain information with respect to the beneficial ownership of Ondas Common Stock by (i) each stockholder known by Ondas to be the beneficial owner of more than five percent (5%) of Ondas Common Stock, (ii) by each of Ondas’ current executive officers, named executive officers, and directors as identified herein, and (iii) all of Ondas’ directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock, options, restricted stock units, and Common Stock purchase warrants (“Warrants”) that are currently exercisable or convertible into shares of our Common Stock within sixty (60) days of the date of this document, are deemed to be outstanding and to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the address for all officers and directors listed below is One Marina Park Drive, Suite 1410, Boston, Massachusetts 02210.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Executive Officers
Eric A. Brock (Chairman of the Board, Chief Executive Officer and President)(2)	1,936,255	*
Neil Laird (Chief Financial Officer, Treas. and Sec.)(3)	75,874	*
Richard M. Cohen (Director)(4)	256,485	*
Randall P. Seidl (Director)(5)	240,143	*
Jaspreet Sood (Director)(6)	205,287	*
Ron Stern (Director)(7)	2,876,944	*
All Executive Officers & Directors as a Group (6 persons)(8)	5,590,988	1.6%
5% or Greater Stockholders
N/A

*	Represents beneficial ownership of less than 1%.
(1)

Unless otherwise noted, we believe that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them. Applicable percentage of ownership is based on 349,168,983 shares of Common Stock outstanding as of October 8, 2025, as adjusted for each stockholder.

(2)	Mr. Brock exercises sole voting and dispositive power over 1,936,255 shares of Common Stock.
(3)	Mr. Laird exercises sole voting and dispositive power over 5,419 shares of Common Stock, 45,455 shares of Common Stock issuable upon exercise of a warrant, 12,500 shares of Common Stock issuable upon exercise of an option and 12,500 shares of Common Stock underlying RSUs that have vested and are pending delivery.
(4)	Mr. Cohen exercises sole voting and dispositive power over 182,855 shares of Common Stock, 30,000 shares of Common Stock issuable upon exercise of an option and 43,630 shares of Common Stock underlying RSUs that have vested and are pending delivery.
(5)	Mr. Seidl exercises sole voting and dispositive power over 196,513 shares of Common Stock and 43,630 shares of Common Stock underlying RSUs that have vested and are pending delivery.
(6)	Ms. Sood exercises sole voting and dispositive power over 161,657 shares of Common Stock and 43,630 shares of Common Stock underlying RSUs that have vested and are pending delivery.
(7)	Mr. Stern exercises sole voting and dispositive power over 2,876,944 shares of common stock issuable upon the exercise of an option.
(8)	Includes 2,919,444 shares of common stock issuable upon exercise of options, 45,455 shares of common stock issuable upon the exercise of warrants, and 143,390 shares of common stock underlying RSUs that have vested and are pending delivery.

PROPOSAL 1: CHARTER AMENDMENT PROPOSAL

Background of the Proposal

We are asking our stockholders to approve an amendment to our Amended and Restated Articles of Incorporation, as amended (the “Charter”) to increase our authorized number of shares of Common Stock from 400,000,000 shares to 800,000,000 shares (the “Share Increase”).

On October 8, 2025, the Board adopted resolutions unanimously approving, subject to stockholder approval, the proposed amendment to our Charter in the form of Annex A hereto (the “Charter Amendment”). At that time, the Board determined the proposed amendment and the Share Increase to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment and the Share Increase for approval by our stockholders. The additional 400,000,000 shares of Common Stock will be part of the existing class of Common Stock, and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

Purpose

Our Board believes that the authorized number of shares of Common Stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board to be necessary and in the best interest of the Company and our stockholders. These purposes may include, but are not limited to:

●	expanding our business through the acquisition of other businesses, products, or assets;

●	establishing partnerships, collaborations, and/or other strategic relationships with other companies; and

●	other corporate purposes that have not yet been identified.

●	our equity incentive plans;

●	raising capital through the future sale of our Common Stock or other securities convertible or exercisable for shares of our Common Stock when necessary or appropriate;

Additionally, on October 7, 2025, the Company consummated an underwritten offering, whereby the Company issued (i) 19,560,000 shares (the “Shares”) of Common Stock, or (ii) in lieu of Common Stock, pre-funded warrants (the “Pre-Funded Warrants,” together with the Shares, the “Common Stock Equivalents”) to purchase up to 17,400,000 shares of Common Stock. The Common Stock Equivalents were accompanied by warrants (the “Common Warrants”) to purchase a total of 73,920,000 shares of Common Stock. The Common Warrants have an exercise price of $20.00 per share, become exercisable only after the Company effectuates an amendment to its Charter to increase the number of authorized shares of Common Stock to a number sufficient to allow for the fully exercise of all Common Warrants, and will expire seven years from the date of issuance. The Common Warrants may be cash settled after January 31, 2026, if Common Stock is not then available to satisfy exercises. If, despite the Company’s reasonable best efforts the Charter Amendment Proposal is not approved on or prior to January 1, 2026, the Company shall cause an additional stockholder meeting to be held every forty-five (45) days thereafter until the Charter Amendment Proposal is approved or the Common Warrants are no longer outstanding. This summary is qualified in its entirety by reference to the Common Warrant which is included as Exhibit 4.1 to our Current Report on Form 8-K, filed with the SEC on October 7, 2025, and incorporated herein by reference.

Our Board believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance, unless applicable law, rule or regulation requires stockholder approval for such issuance. Other than in connection with the shares of Common Stock underlying the Common Warrants and the Plan Increase Amendment (as defined below), we currently do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Share Increase is required under Nevada law.

Proposed Changes to the Charter

The proposed Share Increase will increase the number of shares of Common Stock authorized for issuance from 400,000,000 shares to 800,000,000 shares. The Company is currently authorized to issue 400,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $0.0001 par value per share (“preferred stock”), of which 5,000,000 shares are designated as Series A Convertible Preferred Stock and 5,000,000 shares are non-designated shares (none of which are currently issued and outstanding). The Share Increase will not change any substantive terms of the Common Stock or preferred stock or any powers or rights of their respective holders. The Common Stock will continue to be listed and traded on the Nasdaq Capital Market under the symbol “ONDS”.

If this Proposal 1 is approved, we intend to amend our Charter in connection with implementing the proposal. A copy of the Charter Amendment is attached to this proxy statement as Annex A. Stockholders are encouraged to read the Charter Amendment in its entirety.

Potential Effects of the Proposed Charter Amendment

The additional shares of Common Stock would have rights identical to our Common Stock currently outstanding. Approval of the Share Increase and any issuance of Common Stock would not affect the rights of the holders of our Common Stock currently outstanding, except to the extent that future issuances of Common Stock would reduce each existing stockholder’s proportionate ownership. If the proposed Share Increase is approved and the Board decides to issue such shares of Common Stock, such issuance of Common Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital.

Our Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

As of the Record Date, 349,168,983 shares of our Common Stock were issued and outstanding, 42,346,587 shares of our Common Stock were subject to outstanding stock options, warrants, restricted stock awards, or other convertible securities, and 14,216 and 1,893,965 shares of our Common Stock were reserved for issuance under the 2018 Plan and the 2021 Plan, respectively, thereby leaving 6,576,249 shares of Common Stock unassigned and authorized for potential issuance of the current 400,000,000 shares of Common Stock authorized. If approved, the Share Increase will not change the number of shares of preferred stock authorized for issuance.

Vote Required and Board Recommendation

The vote required for the Charter Amendment Proposal is a majority in voting power of the issued and outstanding Common Stock as of the Record Date. The Board recommends a vote “FOR” the Charter Amendment Proposal.

PROPOSAL 2: INCENTIVE PLAN AMENDMENT PROPOSAL

Overview

Upon the recommendation of the Compensation Committee, the Board has approved, subject to stockholder approval, an amendment to the 2021 Plan to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan from 26,000,000 shares of Common Stock to 61,000,000 shares of Common Stock (the “Plan Increase Amendment”). Approval of this Proposal 2 is contingent on the approval of Proposal 1, providing for an increase in the authorized number of shares of Common Stock. If Proposal 1 is not approved, Proposal 2 will not be adopted. Assuming the approval of Proposal 1, approval of this Proposal 2 will become effective following the filing of the charter amendment with the Secretary of State of the State of Nevada. As of October 8, 2025, there are (i) 15,741,764 shares of Common Stock underlying outstanding stock options granted pursuant to the 2021 Plan, (ii) 4,751,668 shares of Common Stock underlying outstanding RSUs granted pursuant to the 2021 Plan, and (iii) 1,893,965 shares of Common Stock available for future grants of equity awards pursuant to the 2021 Plan. Approval of this proposal will result in an additional 35,000,000 shares of Common Stock available for issuance under the 2021 Plan. The principal purpose of the 2021 Plan is to enable the Company to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of the Company.

The 2021 Plan became effective on November 5, 2021 and was subsequently amended. Under the original 2021 Plan, 6,000,000 shares of Common Stock were initially reserved for issuance pursuant to a variety of equity-based compensation awards, including stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards and other equity-based awards. Pursuant to a subsequent amendment, 26,000,000 shares of Common Stock were reserved for issuance pursuant to a variety of equity-based compensation awards, including stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards and other equity-based awards. Our compensation philosophy reflects our belief that equity compensation is a critical means of aligning the interests of employees with those of stockholders. We are requesting this increase of authorized shares of Common Stock to support anticipated grant activity for at least two years. This section summarizes certain principal features of the 2021 Plan for the Plan Increase Amendment. The summary is qualified in its entirety by reference to (i) the Plan Increase Amendment, which is included as Annex B of this proxy statement and (ii) the complete text of the 2021 Plan, as amended, which is included as Exhibits 10.12, 10.13, 10.15, and 10.16 to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 12, 2025 and Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on May 12, 2025 and incorporated herein by reference. Also, a summary of the principal features of 2021 Plan was included in our definitive proxy statement filed with the SEC on October 7, 2021.

Pursuant to Nasdaq rules, the Company and other Nasdaq listed companies are generally not permitted to grant shares of common stock as compensation except pursuant to a plan approved by stockholders. The Board unanimously recommends a vote FOR the amendment to increase authorized shares under the 2021 Plan because the amendment will allow the Company to achieve important business objectives in ways that are consistent with stockholder interests.

New Stock Incentive Plan Benefits

No Awards have been made with respect to the Plan Increase Amendment. Because future awards under the 2021 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. As a result, and as such, we have not included a New Plan Benefits table called for by Item 10 of Schedule 14A.

Vote Required and Board Recommendation

The vote required for the Incentive Plan Amendment Proposal is a majority of the votes cast at the Special Meeting. The Board recommends a vote “FOR” the Incentive Plan Amendment Proposal.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Next Year’s Annual Meeting

To be eligible to present a proposal or nomination at the 2026 Annual Meeting, such proposal or nomination must be properly submitted to us as set forth in our Bylaws and not earlier than January 12, 2026 nor later than February 11, 2026. These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a proposal included in our proxy statement. Stockholders interested in submitting a proposal for inclusion in the Proxy Statement for the 2026 Annual Meeting of Stockholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received at the address below no later than December 22, 2025. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than, March 13, 2026. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to the Secretary of Ondas Holdings Inc., One Marina Park Drive, Suite 1410, Boston, Massachusetts 02210.

OTHER MATTERS

Copies of Form 10-K

A copy of our Form 10-K for the year ended December 31, 2024, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the Form 10-K for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended December 31, 2024 may be obtained without charge by writing to Investor Relations, Ondas Holdings Inc., One Marina Park Drive, Suite 1410, Boston, Massachusetts 02210. Exhibits will be furnished upon request. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

ANNEX A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Ondas Holdings Inc.

Entity or Nevada Business Identification Number (NVID): NV20141779297

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes) ______

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) 4.1 Authorized Shares (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer; Title X ______________________ Signature of Officer or Authorized Signer; Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The Articles of Incorporation of the corporation are hereby amended by deleting Section 4.1 of Article IV, and inserting in lieu of said Section 4.1 of Article IV the following new Section 4.1 under Article IV: "4.1 Authorized Shares. The corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is 800,000,000 shares, with a par value of $0.0001 per share. The total number of shares of Preferred Stock authorized to be issued is 10,000,000 shares, with a par value of $0.0001 per share."

A-2

ANNEX B

AMENDMENT TO THE
ONDAS HOLDINGS INC.
2021 INCENTIVE STOCK PLAN

WHEREAS, Ondas Holdings Inc., a Nevada corporation (the “Company”) currently maintains and sponsors the Ondas Holdings Inc. 2021 Incentive Stock Plan, as amended (the “Plan”); and

WHEREAS, Section 16(l) of the Plan provides that the Board of the Directors of the Company (“Board”) may amend the Plan from time to time; and

WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein; and

NOW, THEREFORE, effective upon the Company’s Stockholders’ approval as set forth in Section 16(l) of the Plan, the following amendment to the Plan is hereby adopted:

1.	The last sentence of Section 5(a) of the Plan shall be amended and restated to read as follows:

“(a) Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be sixty-one million (61,000,000) shares.”

2.	Section 5(b) of the Plan shall be amended and restated to read as follows:

“(b) Limitations on Incentive Stock Options. With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of sixty-one million (61,000,000) such shares may be subject to grants of Incentive Stock Options.”

4.	Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the ____ day of __________ 2025, on behalf of the Company.

ONDAS HOLDINGS INC.
By:
Name:
Title:

B-1

Ondas Holdings Inc. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 - digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/ONDSSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1 - 866 - 804 - 9616 Use any touch - tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail : Mark, sign, and date your proxy card, then detach it, and return it in the postage - paid envelope provided . As a stockholder of Ondas Holdings Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on [NIGHT BEFORE MEETING DATE] . PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ONDAS HOLDINGS INC. SPECIAL MEETING OF STOCKHOLDERS [MEETING DATE] at [10:00 A.M.] Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONDAS HOLDINGS INC. The undersigned hereby constitutes and appoints Eric Brock and Neil Laird each of them as proxies, each with full power of substitution, and authorizes each of them to represent and to vote all of the shares of Ondas Holdings Inc. (“Ondas Holdings”) common stock that the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of Ondas Holdings in such manner as they, or either of them, may determine on any matters that may properly come before the Special Meeting or any postponements or adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting will be held at One Marina Park Drive, Suite 1410, Boston, MA, 02210 on [MEETING DATE] at [10:00 a.m.] Eastern Time. The undersigned hereby revokes any proxies previously given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Please check here if you plan to attend the Special Meeting. Address change: (If you noted any Address Changes above, please mark box.) CONTROL NUMBER Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX PRELIMINARY PROXY CARD

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Items 1 and 2. Your Board of Directors recommends a vote FOR Proposal 1 and 2. Please mark your votes like this ց 1. A proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 400,000,000 to 800,000,000. FOR AGAINST ABSTAIN 2. A proposal to approve an amendment to the 2021 Stock Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan. FOR AGAINST ABSTAIN Note: To transact other business that is property presented at the Special Meeting or any adjournments or postponements of the Special Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [MEETING DATE]: The Proxy Statement is available at: https://web.viewproxy.com/OndasHoldings/2025SM